CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
TITLE 18, UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of NutraCea, a California corporation (the "Company”), does hereby certify with respect to the Annual Report of NutraCea on Amendment No. 2 to the Form 10-KSB/A for the year ended December 31, 2004 as filed with the Securities and Exchange Commission (the Second "10-KSB/A Report") that:

(1)    the Second 10-KSB/A Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    the information contained in the Second 10-KSB/A Report fairly presents, in all material respects, the financial condition and results of operations of NutraCea.

Dated: January 31 2006	NUTRACEA

/s/ Bradley Edson
Bradley Edson
Chief Executive Officer

/s/ Todd C. Crow
Todd C. Crow
Chief Financial Officer

Exhibit 32.1